UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 9, 2015

NATIONAL WESTERN LIFE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-55522	47-3339380
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 East Anderson Lane Austin, Texas	78752-1602
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (512) 836-1010

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2015, the Compensation and Stock Option Committee of National Western Life Group, Inc. (“NWLGI”) approved calendar year 2016 National Western Life Insurance Company ("NWLIC") bonus programs which include as participants various named executive officers of NWLGI. NWLGI is the holding company for NWLIC. These bonus programs are designed to provide additional compensation based on NWLIC achieving certain performance and profit criteria in order to hold executives accountable through their compensation for the performance of the business. The bonus programs and executive officer participants are as follows:

•	National Western Life Insurance Company 2016 Executive Officer Bonus Program
Ross R. Moody - President and Chief Executive Officer

•	National Western Life Insurance Company 2016 Domestic Marketing Officer Bonus Program
S. Christopher Johnson - Senior Vice President, Chief Marketing Officer

•	National Western Life Insurance Company 2016 International Marketing Officer Bonus Program
Carlos A. Martinez - Senior Vice President, International Marketing

•	National Western Life Insurance Company 2016 Officer Bonus Program
Kitty K. Nelson - Senior Vice President, Chief Actuary
Charles D. Milos - Senior Vice President, Mortgage Loans and Real Estate
Rey Perez - Senior Vice President, Chief Legal Officer and Secretary
Brian M. Pribyl - Senior Vice President, Chief Financial Officer and Treasurer
Patricia L. Scheuer - Senior Vice President, Chief Investment Officer
Robert Sweeney - Senior Vice President, Chief Administrative Officer

The bonus programs are in effect for the year ending December 31, 2016. Amounts earned under the Domestic Marketing Officer Bonus Program and the International Marketing Officer Bonus Program may be paid as frequently as quarterly during 2016. Otherwise, amounts earned under the bonus programs will be paid in 2017 when final results are determined. Copies of the 2016 bonus programs are attached hereto as Exhibits 10(a), 10(b), 10(c), and 10(d) and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Description

10(a)	National Western Life Insurance Company 2016 Executive Officer Bonus Program - Addendum

10(b)	National Western Life Insurance Company 2016 Domestic Marketing Officer Bonus Program

10(c)	National Western Life Insurance Company 2016 International Marketing Officer Bonus Program

10(d)	National Western Life Insurance Company 2016 Officer Bonus Program

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL WESTERN LIFE GROUP, INC.

Date: December 14, 2015	/S/Brian M. Pribyl
Brian M. Pribyl
Senior Vice President,
Chief Financial Officer
and Treasurer